UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2007

Kenexa Corporation

(Exact Name of Issuer as Specified in Charter)

Pennsylvania	000-51358	23-3024013
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation or Organization)		Number)

650 East Swedesford Road, Wayne, Pennsylvania		19087
(Address of Principal Executive Offices)		(Zip Code)

(610) 971-9171

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On December 7, 2007, Kenexa Corporation, a Pennsylvania corporation (the “Company”), issued a press release announcing the status of its stock repurchase program and reaffirming its financial outlook for 2007 and 2008. A copy of the Company’s press release announcing the above and certain other information is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

99.1	Press Release entitled, “Kenexa Announces Progress on Share Repurchase Program”, issued by the Company on December 7, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2007	By:	/s/ DONALD F. VOLK
Donald F. Volk
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release entitled, “Kenexa Announces Progress on Share Repurchase Program”, issued by the Company on December 7, 2007.